Exhibit 99

   OMI Corporation Announces Additional Stock Repurchase Authority

    STAMFORD, Conn.--(BUSINESS WIRE)--April 27, 2006--OMI Corporation (NYSE:OMM) of Stamford, Connecticut announced today that its Board of Directors has authorized the expenditure of up to an additional $70 million for the repurchase of the Company's common stock. Together with unused existing authority, total authorization for repurchase of shares is approximately $100 million.
    OMI is a major international tanker owner and operator of crude oil tankers and product carriers. Following completion of announced transactions scheduled to be completed in the first half of 2006, the Company's fleet will comprise 47 vessels (seven owned and five chartered-in Suezmaxes and 33 owned and two chartered-in product carriers) aggregating 3.4 million deadweight tons ("dwt").


                               Type of  Year                 Charter
Name of Vessel                 Vessel   Built      Dwt      Expiration
----------------------------- -------- -------- ---------- -----------
CRUDE FLEET:
------------
Wholly-Owned:
-------------
ARLENE                        Suezmax     2003    165,293     SPOT
INGEBORG                      Suezmax     2003    165,293     SPOT
DELAWARE(1)                   Suezmax     2002    159,452   May-12 (P)
DAKOTA                        Suezmax     2002    159,435     SPOT
ADAIR                         Suezmax     2003    159,199     SPOT
ANGELICA                      Suezmax     2004    159,106     SPOT
JANET                         Suezmax     2004    159,100     SPOT
                                                ----------
                                                1,126,878
                                                ----------
Time chartered-in:
------------------
CAPE BANTRY(1)                Suezmax     2000    159,999     SPOT
CAPE BASTIA                   Suezmax     2005    159,156   Apr-09
CAPE BONNY                    Suezmax     2005    159,062   Apr-10
OLIVER JACOB                  Suezmax     1999    157,327     SPOT
MAX JACOB                     Suezmax     2000    157,327   May-12 (P)
                                                ----------
                                                  792,871
                                                ----------
Total Crude Fleet                               1,919,749
                                                ----------

CLEAN FLEET:
------------
Wholly-Owned:
-------------
NECHES                       Handymax     2000     47,052  Oct-07
SAN JACINTO                  Handymax     2002     47,038  Apr-08
MOSELLE                      Handymax     2003     47,037  Feb-09
GUADALUPE                    Handymax     2000     47,037  Apr-08
AMAZON                       Handymax     2002     47,037  Apr-08
THAMES                       Handymax     2005     47,036  Oct-06
ROSETTA                      Handymax     2003     47,015  Mar-09
REPUBLICAN                   Handymax     2006     47,000  Jun-09 (P)
LAUREN                       Handymax     2005     46,955  Dec-07 (P)
JEANETTE                     Handymax     2004     46,955  Mar-08 (P)
HORIZON                      Handymax     2004     46,955  Dec-08
KANSAS                       Handymax     2006     46,922  Apr-09 (P)
WABASH                       Handymax     2006     46,893  Mar-08 (P)
BRAZOS                       Handymax     2005     46,889  Dec-08
RUBY                         Handysize    2004     37,384    SPOT
ORONTES                      Handysize    2002     37,383  May-10
OHIO                         Handysize    2001     37,278  May-10
GARONNE                      Handysize    2004     37,278  Apr-09 (P)
ASHLEY                       Handysize    2001     37,270    SPOT
MARNE                        Handysize    2001     37,230    SPOT
GANGES                       Handysize    2004     37,178    SPOT
LOIRE                        Handysize    2004     37,106  Feb-09 (P)
FOX                          Handysize    2005     37,006  May-10 (P)
RHINE                        Handysize    2006     36,993    SPOT
TEVERE                       Handysize    2005     36,990  Jul-10 (P)
SAONE                        Handysize    2004     36,986  Jul-09 (P)
TRINITY                      Handysize    2000     35,834  Mar-10
MADISON                      Handysize    2000     35,828  Mar-10
RHONE                        Handysize    2000     35,775  May-07 (P)
CHARENTE                     Handysize    2001     35,751  Sep-08 (P)
ISERE                        Handysize    1999     35,438  Sep-08 (P)
SEINE                        Handysize    1999     35,407  Aug-08
                                                ----------
                                                1,317,936
                                                ----------
Bareboat chartered-in:
----------------------
TAMAR                        Panamax      2003     70,362  Jul-08
OTTAWA                       Panamax      2003     70,297  Apr-08
                                                ----------
                                                  140,659
                                                ----------
Total Clean Fleet                               1,458,595
                                                ----------
Total Current Fleet                             3,378,344
                                                ----------

Vessel Under Construction:
--------------------------
PLATTE                       Handymax    May-06    47,000  May-09

                                                ----------
Total Fleet with Vessel
 Under Construction                             3,425,344
                                                ==========


Note: Vessels owned and chartered-in are all double hull.

(1) In April, the DELAWARE replaced the POTOMAC (now known as the CAPE BANTRY) as a substitute vessel for the time charter expiring May 2012. The POTOMAC is operating in the Gemini Suezmax Pool.

(P) Time charters with profit sharing.

    CONTACT: OMI Corporation
             Merete Serck-Hanssen, 203-602-6773